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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 21, 2005

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            TEXAS                        1-31447                 74-0694415
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


             1111 LOUISIANA
             HOUSTON, TEXAS                                    77002
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

CenterPoint Energy, Inc. Short Term Incentive Plan

         On February 21, 2005, the Compensation Committee ("Compensation Committee") of the Board of Directors of CenterPoint Energy, Inc. (the "Company") approved certain matters in connection with the awards for the executive officers of the Company under the CenterPoint Energy, Inc. Short Term Incentive Plan (the "Plan") for fiscal year 2005. Additionally, on February 21, 2005, the Chief Executive Officer of the Company approved certain matters in connection with the awards for the other executive officers of the Company under the Plan for fiscal year 2005.

         Cash bonuses are payable pursuant to the Plan based on the achievement of certain performance objectives approved in accordance with the terms of the Plan at the commencement of the year. In order for any amounts to be payable under the Plan with respect to 2005, the Company must pay a dividend of at least $0.40 per share in the year. Target annual incentives for executive officers of the Company for 2005 range from 40% to 85% of base salary earned in 2005. The maximum payout for any executive officer is two times his target award. Plan funding is determined by measuring achievement of the performance criteria. Individual executive officer payouts are subject to discretionary adjustment by the Compensation Committee above or below the funding level, taking into account the Chief Executive Officer's assessment of certain individual performance measures. The payout to the Chief Executive Officer may be decreased below the level determined by measuring achievement but not increased.

         The performance goals for the executive officers of the Company under the Plan for 2005 are based on the criteria summarized on Exhibit 10.1 hereof, which is incorporated by reference herein. As used in Exhibit 10.1, "Core Operating Income" is defined as total operating income of the Company excluding the operating income impacts of stranded cost recovery, restructuring and the proposed quasi-reorganization.

         The Compensation Committee also approved the following payouts under the Plan pursuant to previously established performance criteria for fiscal year 2004 for the following executive officers: David M. McClanahan, $738,281; Scott
E. Rozzell, $263,984; Gary L. Whitlock, $267,159; Thomas R. Standish, $178,884; Byron R. Kelley, $202,335; and James S. Brian, $152,505.

Long-Term Incentive Plan of CenterPoint Energy, Inc.

         On February 21, 2005, the Compensation Committee approved performance objectives for and grants of (i) performance shares for the 2005-2007 performance cycle and (ii) restricted stock to the executive officers of the Company under the Long-Term Incentive Plan of the Company. Distributions pursuant to the performance share awards are based on a total shareholder return measure of the Company compared to companies in the S&P utility index, weighted at 70%, and improvement in the Company's ratio of equity to total capitalization, weighted at 30%. The restricted stock vests three years from the date of grant if a minimum of $1.20 per share in cash dividends has been declared on the Company's common stock during the three-year period.

         Target amounts for these awards range from 60% to 200% of base salary. Executive officers will receive 70% of their awards in performance shares and 30% in restricted stock. Payouts of the performance share awards range from 0% to 150% based on achievement of the applicable performance objectives.

         A form of agreement for restricted stock awards with performance vesting under the Long-Term Incentive Plan of the Company is attached hereto as
Exhibit 10.2 and is incorporated by reference herein. A form of agreement for performance shares under the Long-Term Incentive Plan of the Company was previously filed as Exhibit 10.3 to the Company's Current Report on Form 8-K filed with the SEC on January 26, 2005.

Executive Officer Base Salaries

         On February 23, 2005, the Board of Directors of the Company approved the following base salaries for the following executive officers of the Company effective April 1, 2005: David M. McClanahan, $880,000; Scott E. Rozzell, $405,000; Gary L. Whitlock, $415,000; Thomas R. Standish, $314,000; Byron R. Kelley, $302,000; and James S. Brian, $260,000.

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ITEM 8.01 OTHER EVENTS.

         As disclosed in the Current Report on Form 8-K of the Company filed with the SEC on December 30, 2004, the Board of Directors of the Company adopted a plan for an accounting reorganization of the Company, to be effective as of January 1, 2005, and the Manager for CenterPoint Energy Houston Electric, LLC ("CenterPoint Houston") adopted a similar plan. These plans were adopted to eliminate the accumulated retained earnings deficit that exists at both companies; as adopted in December 2004, the plans were subject to the satisfaction of certain conditions on or before February 28, 2005. The Company is continuing to work to finalize the accounting reorganization, and on February 23, 2005, the Board of Directors of the Company amended the plan to require that unless the Board of Directors makes a determination that the accounting reorganization is inconsistent with the Company's regulatory obligations on or before May 10, 2005, the accounting reorganization would be implemented effective January 1, 2005. The Manager for CenterPoint Houston adopted an identical amendment to its plan.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         The exhibits listed below are filed herewith.

         (c) Exhibits.

         10.1 Summary of Performance Goals and Objectives under the CenterPoint Energy, Inc. Short Term Incentive Plan.

         10.2 Form of Restricted Stock Award Agreement (With Performance Vesting Requirement) under the Long-Term Incentive Plan of CenterPoint Energy, Inc.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CENTERPOINT ENERGY, INC.



Date:  February 25, 2005                       By:   /s/ James S. Brian
                                                  ------------------------------
                                                     James S. Brian
                                                     Senior Vice President and
                                                     Chief Accounting Officer

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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                          EXHIBIT DESCRIPTION
-------                         -------------------
10.1 Summary of Performance Goals and Objectives under the CenterPoint Energy, Inc. Short Term Incentive Plan.

10.2 Form of Restricted Stock Award Agreement (With Performance Vesting Requirement) under the Long-Term Incentive Plan of CenterPoint Energy, Inc.